UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 4, 2011

Chesapeake Utilities Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-11590	51-0064146
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Silver Lake Boulevard, Dover, Delaware		19904
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	302.734.6799

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of the Stockholders of Chesapeake Utilities Corporation (the “Company”) was held on May 4, 2011. As of the record date for the Annual Meeting, March 17, 2011, 9,549,406 shares of common stock of the Company, the only outstanding class of voting or equity securities of the Company were outstanding. The items set forth below were submitted to a vote of stockholders. Proxies for the meeting were solicited in accordance with Regulation 14A under the Securities Exchange Act of 1934, as amended.

The Company’s stockholders voted on the election of five nominees to the Company’s Board of Directors to serve as Class III directors for a three-year term ending in 2014 and until their successors are elected and qualified. All five nominees were elected to the Company’s Board of Directors to serve as Class III directors for a three-year term ending in 2014 and until their successors are elected and qualified. The following shows the separate tabulation of votes for each nominee:

Class	Name	Votes For	Votes Withheld
III	Thomas J. Bresnan	6,736,187	358,468
III	Michael P. McMasters	6,724,702	369,878
III	Joseph E. Moore	6,717,944	376,493
III	Dianna F. Morgan	6,729,247	365,408
III	John R. Schimkaitis	6,726,778	367,802

There were 1,894,105 broker non-votes for each nominee. There were no abstentions for any nominee.

The Company’s stockholders voted on the non-binding advisory proposal to approve the compensation of our named executive officers pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables, and the related material disclosed in the Company’s proxy statement (the “Say-on-Pay Proposal”). The stockholders approved, on a non-binding advisory basis, the Say-on-Pay Proposal. Stockholder votes were cast as follows: 6,580,036 affirmative votes, 246,966 negative votes, and 267,653 abstentions. There were 1,894,105 broker non-votes for this matter.

The Company’s stockholders voted on the non-binding advisory proposal regarding the frequency that stockholder advisory votes, to approve the compensation of our named executive officers, will be taken (the “Say-on-Frequency Proposal”). The stockholders voted, on a non-binding advisory basis, for a 3 year interval for the Say-on-Frequency Proposal. Stockholder votes were cast as follows: 3,966,274 for a 3 year interval, 113,715 for a 2 year interval, and 2,749,266 for a 1 year interval. There were 265,400 abstentions and 1,894,105 broker non-votes for this matter. In light of the results for the Say-on-Frequency Proposal, and consistent with the recommendation of the Company’s Board of Directors to stockholders in the Proxy Statement, the Company’s Board of Directors has determined that the Company will hold a non-binding advisory vote on the compensation of its named executive officers every three years until the next required vote by stockholders on the frequency that stockholder advisory votes, to approve the compensation of our named executive officers, is taken.

The Company’s stockholders ratified the appointment of ParenteBeard LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. Stockholder votes were cast as follows: 8,851,259 affirmative votes, 70,541 negative votes, and 66,960 abstentions. There were no broker non-votes for this matter.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chesapeake Utilities Corporation

May 9, 2011	By:	Beth W. Cooper

Name: Beth W. Cooper
Title: Senior Vice President and Chief Financial Officer